SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 3, 2000
(Date of earliest event reported)

Phone.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation or organization)	(Commission File No.)	94-3219054 (IRS Employer Identification No.)

800 Chesapeake Drive
Redwood City, CA
(Address of principal executive offices)

94063
(zip code)

(650) 562-0200
(Registrant's telephone number, including area code)

Item 7.	Exhibits.

99.1	Analysts Presentation, dated November 1, 2000.

Item 9.	Regulation FD Disclosure

     The Registrants are attaching the Analysts Presentation as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PHONE.COM, INC.

By: /s/ Alan Black
Name:Alan Black
Title: Vice President of Finance and Administration, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: November 3, 2000

EXHIBIT INDEX

Exhibit	Description

99.1	Analysts Presentation, dated November 1, 2000.

Exhibit 99.1



Power
TV
web
.com

phone.com

Software.com
THE INTERNET INFRASTRUCTURE COMPANY

Building Market Cap for Service Providers Worldwide

Don Listwin

President & CEO

Market: Internet Standardization


$M
100,000
10,000
1,000
100
10
Investment
1970
1980
1990
2000
DARPA
Cisco Systems
PSINet
UUNET
Merrill Lynch
Boeing
IBM
Microsoft
Sun microsystems
Qwest
USWEST
AT&T
Lucent Technologies
NORTEL
ALCATEL ALSTHOM
KDDI
NEXTEL
BTcellnet
MOTOROLA
NOKIA
phone.com

Internet Model




Content
INTEGRATED CONTENT
Application Service Provider
Content Access Provider
Application Development
Messaging Applications
Infrastructure

Internet Disruption


% Share
25
20
15
10
5
0
Lucent down 13.5%
Cisco up 65.6%
alcatel/nn
nortel/bay
lucent/asc
ericsson
nokia
motorola
siemens
cisco
nec
jun/cien
fujitsu
4q98
1q99
2q99
3q99
4q99
1q00
2q00
Quarter

Market Cap Gap

Market Cap



$ BILLION



Content
Quotes
Perks
Weather
America Online
Yahoo!
Auctions
Messenger
What's New
Personalize
AT&T
BT
Telefonica
Infrastructure

The Merger

phone.com	Software.com — THE INTERNET INFRASTRUCTURE COMPANY
Leader in Wireless Internet SW Infrastructure	Leader in Wireline Internet SW Infrastructure
Customer = Service Provider	Customer = Service Provider
Licensing Business Model	Licensing Business Model
444% CAGR	196% CAGR
Last Qtr: $46.5M	Last Qtr: $37.6M

Merger Integration

– HSR	August 30
– Listwin staff structure	September 1
– Integration teams named	September 5
– Listwin joins PHCM	September 11
– Executives aligned/named	September 21
– SEC clearance	September 28
– Next level alignment	
– Strategy Structure Staff	
– WW Customer Operations	DONE
– Functions	November 3
– Engineering	November 10
– Shareholders meeting	November 17
– NASDAQ & name Launch	November 20


.com

phone.com

Software.com
THE INTERNET INFRASTRUCTURE COMPANY

Deliver innovative software that enables Communications Service Providers to realize the potential of the Internet

Strategy

- Focus on Customer Success
- Develop Open Architectural Franchise
- Develop the Ecosystem
- Own the Talent
- Serve the Global Market
- High-Growth & Predictable Profit

Customer Success

Software that allows for rapid deployment of **integrated** Internet services

Content

Internet Services Creation Platform

Infrastructure

Customer Success – Wireless Services


Coca-Cola
Coke

SP – Integrated Consumer Services


BT
Genie
phone.com
iTV
INTERNET
PC
PC
WIRELESS NETWORK

SP -Integrated Commerce Services



Integrated Commerce
Charles Schwab
Platform
Secure Enterprise
Proxy Server

SP –Integrated Enterprise Services



Enterprise
Unified Messaging
• UNIFIED VOICE MAIL
• WIRELESS E-MAIL
Platform

Open Architectural Franchise


Content
Professional Services and Support
Internet Messaging Applications
Internet Software Infrastructure
Infrastructure

Open Architectural Franchise

Professional Services

- CONSULTING
- DEPLOYMENT
- TRAINING
- SUPPORT

Support & Maintenance

Messaging Applications

• E-MAIL • VOICE MAIL • UM
• INSTANT MESSAGING • SHORT MESSAGING

Software Infrastructure

Message Store

- PORTAL
- VOICE PORTAL

Directory

Wireless Services

- PROVISIONING
- GATEWAY
- LOCATION

Browser

- UP.BROWSER
- CLIENT

Messaging Applications



COMPUTER TELEPHONY: WHAT'S COMING UP
Caller ID
Instant messaging
PC-to-phone calls
Call waiting
Video teleconferencing
Speech recognition
Voice on the Web
Click to call
Virtual secretary

Open Architectural Franchise

Content

Professional Services and Support

Internet Messaging Applications

Internet Software Infrastructure



Infrastructure

Open Architectural Franchise



Content

Internet Messaging Applications

Professional Services and Support

Internet Software Infrastructure

Infrastructure

The Promise of 3G


NOKIA
Connecting People
NOKIA
*concept phone
It won't be long before your Nokia phone can take pictures.

Develop the Ecosystem


COLLABORATE
OR
DIE

Ecosystem -Handsets & Systems


SIEMENS
When 200 million cell phones go shopping
Will you be open?
Make your business mobile
mobile business

Ecosystem - Developer Community

159,000 Developers



SIEMENS
When 200 million cell phones go shopping
Will you be open?
Make your business mobile
mobile business

Own the Talent

phone.com

TOTAL EMPLOYEE POPULATION (approx.)

1300

Added 213 last quarter

+

Software.com

TOTAL EMPLOYEE POPULATION (approx.)

600

Added 84 last quarter

Serve Global Market



Phone.com
North America 30%
Asia Pacific/ ROW 41%
Europe 29%
Software.com
Asia Pacific/ ROW 17%
North America 59%
Europe 24%
Combined
Asia Pacific/ ROW 30%
North America 43%
Europe 27%

Composition of September 2000 Quarterly Revenues

High-Growth

Phone.com

(Dollar in millions)



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR: 444%
9/30/1999
12/31/1999
3/31/2000
6/30/2000
9/30/2000

Software.com

(Dollar in millions)



$40.0
$35.0
$30.0
$25.0
$20.0
$10.0
$5.0
$0.0
CAGR: 196%
9/30/1999
12/31/1999
3/31/2000
6/30/2000
9/30/2000

Q/Q:	+27%	+50%	+46%	+54%	+62%
	+32%	+28%	+24%	+47%	+27%

Quarter Ended

phone.com Software.com




SOFTWARE
PHONE.COM
SOFTWARE.COM
Internet
WIRELESS

phone.com

Software.com